UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2022

Crixus BH3 Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

819 NE 2nd Avenue, Suite 500	33304
Fort Lauderdale, FL	(Zip Code)
(Address of principal executive offices)

(954) 416-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	BHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As approved by its stockholders at the special meeting in lieu of annual meeting of stockholders held on December 7, 2022 (the “Special Meeting”), Crixus BH3 Acquisition Company (the “Company”) entered into an amendment to the Investment Management Trust Agreement, dated as of October 4, 2021 (the “Trust Agreement”), with Continental Stock Transfer & Trust Company (“Continental”), on December 7, 2022 (the “Trust Amendment”). Pursuant to the Trust Amendment, the amendment changed the initial date on which Continental must commence liquidation of the Trust Account (as defined below) to August 7, 2023, subject to extension by the Company’s board of directors for up to six additional thirty-day periods (the latest of which such date is referred to as the “New Termination Date”), or such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (the “Charter”) if a letter of termination under the Trust Agreement is not received by Continental prior to such date. The foregoing description is qualified in its entirety by reference to the Trust Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting, the Company filed an amendment to its Charter with the Delaware Secretary of State on December 7, 2022 (the “Charter Amendment”), extending the initial period of time by which the Company has to consummate an initial business combination to the New Termination Date, provided that, in each case, Crixus BH3 Sponsor LLC (the “Sponsor”) (or its affiliates or designees) has provided to the Company a notice of such extension no later than five business days prior to August 7, 2023 or such thirty-day period, as applicable, and deposited in the trust account (the “Trust Account”) established by the Trust Agreement an amount determined by multiplying $0.035 by the number of public shares then outstanding (such an amount, a “Deposit Amount”), in consideration of the Company’s execution and delivery of a non-interest bearing, unsecured promissory note equal to such Deposit Amount, which such promissory note may not be repaid by the Company in the event that the Company is unable to complete an initial business combination (unless there are funds of the Company available outside of the Trust Account to do so) and which Deposit Amount will be used to fund the redemption of the public shares in the event that an initial business combination is not consummated by the New Termination Date, and making other administrative and technical changes in the Charter in connection with the New Termination Date, in each case, pursuant to the Charter Amendment. The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2022, the Company held the Special Meeting. On October 31, 2022, the record date for the Special Meeting, there were 23,000,000 shares of Class A common stock and 5,750,000 shares of Class B common stock of the Company entitled to be voted at the Special Meeting. At the Special Meeting, 24,075,140 shares of Class A common stock and Class B common stock, voting together as a class, of the Company or 83.74% of the shares entitled to vote at the Special Meeting were represented in person or by proxy, and 5,437,500 shares of Class B common stock of the Company or 94.57% of the shares entitled to vote at the Special Meeting for purposes of considering and voting on the re-election of two Class I directors of the Company were represented in person or by proxy.

1.    Charter Amendment

Stockholders approved the proposal to amend the Company’s amended and restated certificate of incorporation, giving the Company the right to extend the date by which it has to complete a business combination to the New Termination Date. Adoption of the amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,475,750	3	3	599,384

2.    Trust Amendment

Stockholders approved the proposal to amend the Company’s Investment Management Trust Agreement, dated as of October 4, 2021, by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the time it has to complete an initial business combination to the New Termination Date or such later date as may be approved by the Company’s stockholders in accordance with the Charter (as may be amended) if a letter of termination under the Trust Agreement is not received by Continental prior to such date. Adoption of the amendment required approval by the affirmative vote of at least a majority of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
23,475,753	3	0	599,384

3.    Director Election

Stockholders approved the proposal to to elect two persons to serve on the Company’s Board of Directors as Class I directors until the third annual meeting of stockholders following the Special Meeting or until the election and qualification of their respective successors, subject to their earlier death, resignation or removal. The re-election of the Class I directors required the affirmative vote of a plurality of the votes cast by the holders of shares of Class B common stock present at the Special Meeting (in person or by proxy) and entitled to vote thereon for the director nominees. The following is a tabulation of the votes with respect to the election of directors, each of whom was elected by the Company’s Class B stockholders:

Name	FOR	WITHHOLD	BROKER NON-VOTES
Jonathan Roth	5,437,500	0	0
Mark Rose	5,437,500	0	0

4.    Auditor Ratification

Stockholders approved the proposal to to ratify the selection by the Company’s audit committee of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022. Ratification of the auditor required approval by the affirmative vote of at least a majority of the votes cast by the holders of shares of the common stock present at the Special Meeting (in person or by proxy) and entitled to vote thereon at the Special Meeting. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,075,137	3	0	—

The Company had solicited proxies in favor an adjournment proposal which would have given the Company authority to adjourn the Meeting to solicit additional proxies. As there were sufficient shares voted in favor of all of the proposals, this proposal was not voted upon at the Special Meeting.

Item 8.01.	Other Events.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by the Company on December 7, 2022, 17,987,408 shares were tendered for redemption. After giving effect to the foregoing redemptions, the Company expects to have approximately $51.2 million remaining in the Trust Account.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated Certificate of Incorporation of Crixus BH3 Acquisition Company dated December 7, 2022

10.1	Amendment to the Investment Management Trust Agreement, dated as of October 4, 2021, between Crixus BH3 Acquisition Company and Continental Stock Transfer & Trust Company dated December 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIXUS BH3 ACQUISITION COMPANY

By:	/s/ Gregory Freedman
Name:	Gregory Freedman
Title:	Co-Chief Executive Officer and Chief Financial Officer

Date: December 7, 2022